Exhibit 99.1

Exhibit 99.1

HealthTronics, Inc.

February 2007

Statements in this presentation that are not strictly historical, including statements regarding plans, objective and future financial performance, are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although HealthTronics, Inc. believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that the expectations will prove to be correct. Factors that could cause actual results to differ materially from HealthTronics’ expectations include, among others, the existence of demand for and acceptance of HealthTronics’ services, the integration of acquired businesses, regulatory approvals, economic conditions, the impact of competition and pricing, financing efforts and other factors described from time to time in HealthTronics’ periodic filings with the Securities and Exchange Commission.

Introduction

Sam B. Humphries

Became President and CEO of HealthTronics May, 2006

30 years in Medical Business

GE

AMS

Venture Capital

HEALTHTRONICS

Based in Austin, Texas

Public Company (NASDAQ: HTRN)

World’s Largest Lithotripsy Service Provider

Strong Profitable Partnership Model

Access to Leading-Edge Technology

Unique Business Relationship with One-Third of Urologists in the United States

Urology Services

Map of US Sites

WE SPENT LAST HALF OF 2006 RESTRUCTURING AND REFOCUSING OUR BUSINESS

Significant Reduction in Operating Expenses/Cost

Exited Non-Strategic Businesses

Sold Specialty Vehicle Business - $140M

Entered New Strategic Segments

One of Strongest Management Teams in the Business

HEALTHTRONICS LEADERSHIP TEAM WORLD CLASS AND FOCUSED ON GROWTH

(Organization Chart)

Sam Humphries
CEO

James Whittenburg
President
Urology Services

Ross Goolsby
Chief Financial Officer

Chris Schneider
President
Medical Products

CURRENT BUSINESS UNITS

Urology Services

Lithotripsy

Prostate Therapies

Medical Products

Products

- LithoDiamond ULTRA Lithotripter

- RevoLix Surgical Laser

Service Maintenance

Anatomical and Clinical Pathology

KEY STRATEGIES

Drive Growth and Profitability in our Core Lithotripsy Business

Leverage the Power of our Business Relationship with One-Third of the Urologists in the United States

We Are No Longer Just a Litho Company – We are a Premiere Urology Company

Anything a Urologist Does Could be in Our Strategic Path

US MARKET FOR UROLOGY PRODUCTS

(Chart)

Category - 2005 Revenue (M) - Expected 5 Year CAGR Incontinence $610 8.6%
BPH $240 11.8%
Stone Management $230 6.4%
Prostate Cancer $200 6.9%
Scopes $190 6.6%
ED $110 8.9%
Access Products $60 8.0%

STRATEGIC ADJACENCY SEGMENTS

(Chart)

STONE MANAGEMENT-LITHOTRIPSY MARKET

Total Market
$230M Market - 6% CAGR
656K Procedures - 7% CAGR
ESWL
387K Procedures - 2% CAGR
Not Driven by Baby Boomers
Multiple Treatment Methodologies
ESWL
Intracorpeal Lithotripsy
Percutaneous Nephrolithotomy

PROSTATE THERAPY - BPH

Benign Prostatic Hyperplasia
Non-Cancerous Enlargement of the Prostate

Market Scope
Affects 50% of Men Over Age 60
13M American Men in 2004
$650M - 12% CAGR

Multiple Treatment Methodologies
RevoLix Laser
TUMT - Transurethral Microwave Therapy
PVP GreenLight
Surgery

PROSTATE THERAPY - PROSTATE CANCER

Market Scope
Second Most Common Cancer in American Males
$5B Market
40M Males
230K New Cases Per Year
7% CAGR
Dramatic Increase in Public Awareness
Demanding Focal Therapy vs. Total Ablation
Participating in the Diagnosis
PSA Testing
Anatomical Path
Multi Treatment Methodologies

UROLOGY SERVICES - LITHOTRIPSY

Trusted Advisor to Urologist Partners
Bring Value Added Products, Services and Benefits
62 Partnerships in 47 States
~130 Installed Lithotripsy Units
~3300 Physicians That Used HTRN Managed Devices During 2006
Unlimited Access to Technology

MEDICAL PRODUCTS

Main Conduit for New Technologies
Highest Growth Segments in Urology
Manufacturing, Exclusive Distribution
Products
BPH – RevoLix Laser
Lithotripsy – LithoDiamond ULTRA
Services
ClariPath Pathology Laboratory
Maintenance Service

MEDICAL PRODUCTS

US Installed Base:
190 HealthTronics Lithotripters
285 Lithotripters Under Maintenance (HealthTronics and Competitors)
22 RevoLix Lasers
Pathology Lab Growing 10-15% Monthly

TWO KEY QUESTIONS

How Will We Drive Growth?
How Will We Drive Profitability?

UROLOGIY SERVICES

Strategies to Drive Growth and Profitability
WITHIN EXISTING PARTNERSHIPS
NEW PARTNERSHIPS AND NEW PARTNERSHIP MODELS
MARKET CONSOLIDATION

WITHIN EXISTING PARTNERSHIPS

Value Added Management Tools
Unlimited Access to New Technologies
Detailed Management of Utilization/Margins
Drive Procedure Volume
Marketing
Low Cost Provider

NEW PARTNERSHIPS AND MODELS

New Where Appropriate
Competitive Partnerships
New Technology - New Models
RevoLix
IMRT/IGRT

MARKET CONSOLIDATION

HealthTronics Has 35% Market Share
Nationwide Infrastructure Synergies
Aggressive, Relentless But Disciplined

MEDICAL PRODUCTS

Strategies to Drive Growth and Profitability
Innovative Technology
Service & Consumables
ClariPath Pathology Lab

MEDICAL PRODUCTS

Innovative Technology
Launch of LithoDiamond Ultra Lithotripter
“Game Changing” Equipment
Dual Shock Source

Expand RevoLix Laser Market Penetration - BPH
Leading Edge Laser Technology
Only System Providing Vaporization and Vaporesection
Unequaled Physician Economic and Clinical Advantage
IMRT/IGRT

MEDICAL PRODUCTS

Services

Expand Reach of our Pathology Laboratory - ClariPath
Anatomical Pathology with Rapid Turn-Time and Exclusive Reporting Tools
Provides Speed While Reducing Errors
Project Doubling the Lab Size Within Six Months

Expand Service Maintenance & Service Offering
Only Service Organization Providing National 24/7 Service of Both In-House and Competitive Installed Base Product Lines
Unique Service Advantage Providing Remote Diagnostics
Low Cost Provider

FINANCIALS

Financial Impact of Restructuring Completed December, 2006
4Q Earnings to be Announced in Early March
HealthTronics Has Not Provided Recent Guidance
Strong Balance Sheet with Elimination of $120m of Long-Term Debt
Strong Strategies in Place to Drive Growth and Productivity

HealthTronics, Inc.

Feburary 2007

(Graphic of doctors)